Exhibit 10.6.1

EXHIBIT 1.1.1

LEGAL DESCRIPTION

Document on file contains no information.

EXHIBIT 1.1.3

INVENTORY OF PERSONAL PROPERTY

NONE

EXHIBIT 1.1.6

SCHEDULE OF LEASES

[SEE ATTACHED]

Document on file contains no information.

EXHIBIT 3.1.1

DUE DILIGENCE DOCUMENTS

1.        A true, correct and complete copy of the Leases, including all riders, attachments, addenda and amendments thereto and guarantees thereof.

2.        A copy of each Service Contract, including all riders, attachments, addenda and amendments thereto.

3.        A copy of any plans and specifications applicable to the Improvements in the possession of Seller.

4.        The most recent survey of the Property.

5.        A copy of any environmental study in the possession of Seller.

6.        A copy of the Lobby Lease, Retail Lease and REA.

EXHIBIT 3.1.9

FORM OF REQUIRED TENANT ESTOPPEL

TENANT ESTOPPEL CERTIFICATE AND AGREEMENT

RE:

Lease dated March 4, 2002 (the “Original Lease”) between K & M Enterprises the “Landlord”) and Country Music Television, Inc. (the “Tenant”) for the Second, Third, and Fourth Floors, which comprises approximately 86,017 square feet (the “Premises”) in the building located at 330 Commerce Street, Nashville, Tennessee (the “Building”).

The undersigned, a duly authorized representative of Tenant, hereby certifies to Landlord and to Wells Mid-Horizon Value-Added Fund, LLC. (the “Purchaser”), a prospective purchaser of the Building, and its lender, that the following information relating to the Lease is true and correct and will be relied upon by Purchaser in making its decision to purchase the Building:

1.        The undersigned is the Tenant under the Original Lease, pursuant to which Tenant occupies all of the square footage which comprises the Premises.

2.        The Original Lease has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived, except as indicated below (include dates of any such amendments or modifications; If none, please state “none”; the Original Lease, as modified, changed, altered, supplemented, amended or waived as indicated below, is referred to collectively as the “Lease”):

a.) First Amendment Dated February 12th, 2004

b.) Second Amendment Dated April 30th, 2004

c.) Third Amendment Dated November 3, 2004

d.) Fourth Amendment Dated May 1st, 2005

e.) Fifth Amendment Dated August          2005

f.) Sixth Amendment Dated February 27th 2006

3.        A true, correct and complete copy of the Lease is attached to this Estoppel Certificate.

4.        The Lease is valid and in full force and effect on the date listed below. The Lease represents the entire agreement between Landlord and Tenant with respect to the Premises, the Building and the land on which the Building is situated. There are no other agreements, understandings, contracts, or commitments of any kind whatsoever with respect to the Lease or the Premises except as expressly provided in the Lease.

5.        The Lease term began on October 1st, 2002 and the termination date of the present term of the Lease, excluding unexercised renewal terms, is May 31st, 2013. Tenant has accepted possession of, and currently occupies the entire Premises. Tenant has not sublet all or a portion of the Premises to any sublessee and has not assigned, transferred or encumbered any of its rights or interests under the Lease, except as indicated below (If none, please state "none"):

None

6.        Tenant has no outstanding options or rights to renew or extend the term of the Lease, or expansion options, other options, rights of first refusal or rights of first offer to lease other space within the Building except as indicated below (If none, please state "none"):

Right of First Refusal set forth in Section 10.15.1 and Section 10.15.2 as modified by Section 15 of the Fifth Amendment.

7.        The fixed annual minimum rent payable under the Lease is as follows:

Floors 3 & 4
Beginning Date	Ending Date	Monthly Amount	Annual Amount
10/1/2006	9/30/2007	$84,106.00	$1,009,272.00
10/1/2007	9/30/2008	86,017.50	$1,032,210.00
10/1/2008	9/30/2009	87,929.00	$1,055,148.00
10/1/2009	5/31/2010	83,628.13	$669,025.04	*
6/1/2010	5/31/2011	85,539.63	$1,026,475.56
6/1/2011	5/31/2012	87,451.13	$1,049,413.56
6/1/2012	5/31/2013	89,362.63	$1,072,351.56

*This amount is for a partial year

Floor 2
Beginning Date	Ending Date	Monthly Amount	Annual Amount
6/1/2006	5/31/2007	$38,946.13	$467,363.56
6/1/2007	5/31/2008	$39,901.87	$478,822.44
6/1/2008	5/31/2009	$40,857.60	$490,291.20
6/1/2009	5/31/2010	$41,813.33	$501,759.96
6/1/2010	5/31/2011	$42,769.07	$513,228.84
6/1/2011	5/31/2012	$43,724.80	$524,697.60
6/1/2012	5/31/2013	$44,680.53	$536,166.36

In addition to the rental payments above, Tenant pays as additional rent $11,100.00 per month for parking.

The rental payment (including pass through charges) in the amount of $136,919.37 has been paid for the month of October 2007. The obligation to pay rent began (or begins) on October 1st, 2002. No such rent (excluding security deposits) has been paid more than one (1) month in advance of its due date, except as indicated below (if none, please state "none"):

None

8.        Tenant pays operating expenses due under the Lease based upon the increase in operating expenses above $7.25 per square foot for Floors 3 & 4 and $6.30 for Floor 2 which represents base year of 2003 and 2006 respectively, and Tenant acknowledges that no dispute exists between Tenant and Landlord regarding the payment of such operating expenses, and that Tenant has no claims, offsets or refunds due regarding the payment of such operating expenses except as listed below (if none, please state "none").

None

9.        Tenant pays taxes due under the Lease based upon the increase in taxes for the Building and the land on which the Buildings is located above as part of the Tenant's share of operating expenses. Tenant acknowledges that no dispute exists between Tenant and Landlord regarding the payment of such taxes, and that Tenant has no claims, offsets or refunds due regarding the payment of such taxes except as listed below (If none, please state "none").

None

10.        Tenant's security deposit, if any, is $                         (If none, please state "none"). None

11.        Tenant asserts no claim of default or offset or defense against the payment of rent or other charges payable by the Tenant under the Lease, and asserts no claim against the Landlord under the Lease in regard to the operation or maintenance of the property of which the Premises are a part. To the best of Tenant's knowledge and belief, there is no default or state of facts which, with notice, the passage of time, or both would result in a default on the part of either Tenant or Landlord under the Lease, and all commitments made to induce Tenant to enter into the Lease have been satisfied.

12.        All required contributions by Landlord to Tenant on account of Tenant's tenant improvements have been received by Tenant; all of Tenant's tenant improvements have been completed in accordance with the terms of the Lease; and the improvements and space required to be furnished according to the Lease have been duly delivered by Landlord and accepted by Tenant, except as indicated below (If none, please state “none”):

None

13.        Tenant has no outstanding options, rights of first refusal or rights of first offer to purchase the Premises or any part thereof or all or any part of the Building and/or the land on which the Building is situated, except as indicated below (If none, please state “none”):

None

14.        Under the Lease, Tenant is entitled to the use of 136 parking spaces.

15.        There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any State thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

16.        Tenant is not in default under the Lease, nor is there any condition or any event which has occurred which, with the passage of time or the giving of notice or both, would constitute a default or breach under the Lease. Tenant is current (i.e. to the extent billed by Landlord) in the payment of any taxes, utilities, common area maintenance payments, or other charges required to be paid under the Lease, and there exists no dispute relative to any such amounts.

17.        The address for notices to be sent to Tenant is as set forth below:

Country Music Television, Inc.

Attn: General Manager

330 Commerce Street

Nashville, TN 37201

With copy to:

Viacom Inc.

1515 Broadway, 45th Floor

New York, NY 10036

Attn: General Council

18.        The Lease is guaranteed by             None             (the “Guarantor”) (If none, please state “none”), and Guarantor joins in the execution of this Estoppel Certificate, affirming the representations of this Estoppel

Certificate, and affirming the existence and validity of any such guaranty of the Lease.

19.        The undersigned has all requisite authority to execute this Estoppel Certificate on behalf of Tenant.

Dated: October     , 2007

TENANT:	COUNTRY MUSIC TELEVISION, INC.,
a

By:

Name:
Title:

EXHIBIT 3.1.10

REQUIRED LANDLORD ESTOPPEL

LANDLORD ESTOPPEL CERTIFICATE AND AGREEMENT

RE:	Lease dated (the “Original: Lease”) between (the “Landlord”) and (the “Tenant”) for Suite , which comprises approximately square feet (the “Premises”) in the building located at (the “Building”).

The undersigned, a duly authorized representative of Landlord, hereby certifies to                      (the “Purchaser”), a prospective purchaser of the Building, and its lender, that the following information relating to the Lease is true and correct and will be relied upon by Purchaser in making its decision to purchase the Building:

1.        The undersigned is the Landlord under the Original Lease, pursuant to which Tenant occupies all of the square footage which comprises the Premises.

2.        The Original Lease has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived, except as indicated below (include dates of any such amendments or modifications; if none, please state “none”; the Original Lease, as modified, changed, altered, supplemented, amended or waived as indicated below, is referred to collectively as the “Lease”):

3.        A true, correct and complete copy of the Lease is attached to this Estoppel Certificate.

4.        The Lease is valid and in full force and effect on the date listed below. The Lease represents the entire agreement between Landlord and Tenant with respect to the Premises, the Building and the land on which the Building is situated. There are no other agreements, understandings, contracts, or commitments of any kind whatsoever with respect to the Lease or the Premises except as expressly provided in the Lease.

5.        Landlord is not entitled to, and has made no agreement with Tenant or its agents or employees concerning, additional payments or increases in rent, or any other type of payment, except as indicated below (If none, please state “none”):

6.         The Lease term began on                     ,              and the termination date of the present term of the Lease, excluding unexercised renewal terms, is                     ,             . Tenant has accepted possession of, and currently occupies the entire Premises.

7.         The fixed annual minimum rent payable under the Lease is $                    .    The rental payment (including pass through charges). In the amount of $                     has been paid for the month of                     ,             .    The obligation to pay rent began (or begins) on                        ,             . No such rent (excluding security deposits) has been paid more than one (1) month in advance of its due date, except as indicated below (If none, please state “none”):

8.        Tenant pays operating expenses due under the Lease based upon the increase in operating expenses above $                     which represents base year             , and Landlord acknowledges that no dispute exists between Tenant and Landlord regarding the payment of such operating expenses, and that Landlord has no claims or payments due regarding the payment of such operating expenses except as listed below (If none, please state “none”).

9.        Tenant pays taxes due under the Lease based upon the increase in taxes for the Building and the land on which the Building is located above $                     which represents base year                 , and Landlord acknowledges that no dispute exists between Tenant and Landlord regarding the payment of such taxes, and that Landlord has no claims or payments due regarding the payment of such taxes except as listed below (If none, please state “none”).

10.       Tenant’s security deposit, if any, is $                     (If none, please state “none”).

11.      Landlord asserts no claim of default against the Tenant under the Lease, and asserts no claim against the Tenant under the Lease in regard to the operation or maintenance of the property of which the Premises are a part. To the best of Landlord’s knowledge and belief, there is no default or state of facts which, with notice, the passage of time, or both would result in a default on the part of either Tenant or Landlord under the Lease, and all commitments made to induce Landlord to enter into the Lease have been satisfied.

12.      Under the Lease, Tenant is entitled to the use of              parking spaces.

13.      There has not been filed by or against Landlord a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any State thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

14.      Tenant is not in default under the Lease, nor is there any condition or any event which has occurred which, with the passage of time or the giving of notice or both, would constitute a default or breach under the Lease. Tenant is current (i.e. to the extent billed by Landlord) in the payment of any taxes, utilities, common area maintenance payments, or other charges required to be paid under the Lease, and there exists no dispute relative to any such amounts.

15.      The address for notices to be sent to Landlord is as set forth below:

16.      The undersigned has all requisite authority to execute this Estoppel Certificate on behalf of Landlord.

Dated:                 ,

,
LANDLORD:	a

By:
Name:
Title:

EXHIBIT 3.1.11

FORM OF REA ESTOPPEL

After recording return to:	Cross Reference:
Stephen D. Peterson
McGuireWoods LLP	DB 6740 PG 775
1170 Peachtree Street, Suite 2100	DB 6739 PG 331
Atlanta, Georgia 30309

ESTOPPEL CERTIFICATE

                                         , 2007

Re: Reciprocal Easement Agreement recorded in Book 6739, page 331 and Book 6740, page 775, Register’s Office for Davidson County, Tennessee (the “REA”)

Gentlemen:

The undersigned,                                          (the “Venture”) and                                          (the “Declarant”), hereby certify to                                         , a                                      (“Wells”), Fidelity National Title Insurance Company and any prospective and future lenders, purchaser, title companies and other interested parties with respect to the property more particularly described on Exhibit “A” attached hereto and incorporated herein by this reference (the “Property”), and the successors, successors in title and assigns of each of the aforementioned parties, as follows:

1.        The Venture is the “Venture” and the Declarant is the “Declarant” under the REA.

2.        No lien has attached to or against the Property for failure to pay any assessments under the REA, including without limitation, annual assessments, special assessments, assessments for ad valorem taxes levied against the Common Area and assessments for public improvements to the Common Area (hereinafter collectively referred to as the “Assessments”).

3.        All Assessments with respect to the Property have been paid in full through and including                         , 2007 and there are no Assessments due and owing with respect to the Property. No fines or other sanctions have been assessed, levied or imposed against the Property.

4.        To the best of the undersigned’s knowledge, without inquiry, the Property is in full and complete compliance with all terms and provisions of the REA.

6.        To the best of the undersigned’s knowledge, the REA is in full force and effect and is not subject to termination or forfeiture.

The undersigned acknowledge that this Estoppel Certificate is given for the purposes of inducing (a)                      to purchase the Property, and (ii) Fidelity National Title Insurance Company to insure                      as the owner of fee simple title to the Property.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed as of the      day of                     , 2007.

, a

By:
Name:
Title:

STATE OF

COUNTY OF

Before me personally appeared                                      with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged such person to be                                          of                                         , and that as such                                         , executed the foregoing instrument for the purpose therein contained, by personally signing the name of                     , as                      of                     .

Witness my hand and seal this      day of                     , 2007.

Notary Public
My commission expires:

I hereby swear or affirm that, to the best of affiant’s knowledge, information, belief, the actual consideration of this transfer or value of the property transferred, whichever is greater, is $                                         which amount is equal to or greater than the amount which the property transferred would command at a fair and voluntary sale.

Affiant

Subscribed and sworn to before me this day of , 2007.

Notary Public

My commission expires:

EXHIBIT 3.3

SCHEDULE OF CONTRACTS

[SEE ATTACHED]

Document on file contains no information.

EXHIBIT 5.1.16

PERMITS

Elevator Permit

Boiler Permit

Use and Occupancy Permit

Fire Monitoring Systems

Fire Pump Inspection

Fire Extinguisher Inspection

EXHIBIT 9.2.1

SPECIAL WARRANTY DEED

This Instrument Prepared by:

Stephen D. Peterson, Esq.

McGuireWoods, LLP

1170 Peachtree Street, Suite 2100

Atlanta, Georgia 30309

Map & Parcel Numbers:

Map     , Parcel

Address New Owner as follows Number:	Special Tax Bills to:	Map - Parcel

SPECIAL WARRANTY DEED

THIS INDENTURE, made and entered into as of the      day of                 , 2007 by and between FERRARI PARTNERS, L.P., a Georgia limited partnership (hereinafter called “Grantor”) and                             , a                                      (hereinafter called “Grantee”).

WITNESSETH

That for and in consideration of Ten Dollars ($10.00), cash in hand paid, and other good and valuable consideration, the receipt of all of which is hereby acknowledged, Grantor has bargained and sold and does hereby bargain, sell, convey and confirm unto Grantee the following described real estate, situated and being in the City of Nashville, County of Davidson, State of Tennessee, to- wit:

See Exhibit A attached hereto and incorporated herein by reference.

TO HAVE AND TO HOLD the aforesaid real estate together with all appurtenances and hereditaments thereunto belonging or in any wise appertaining to Grantee, its successors and assigns in fee simple forever.

Grantor does hereby covenant with Grantee that Grantor is lawfully seized in fee simple of the aforedescribed real estate; that Grantor has good right to sell and convey the same; that the same is unencumbered, except for those matters set forth on Exhibit B attached hereto and Incorporated herein by reference; and that the title and quiet possession thereto Grantor will forever warrant and defend against the lawful claims of all persons claiming by, through and under Grantor, but not further or otherwise.

WITNESS the execution of this instrument by Grantor as of the day and year first above written.

FERRARl PARTNERS, L.P., a Georgia limited partnership

By: FERRARI MANAGEMENT COMPANY, LLC, a Georgia limited liability company, its General Partner

By:

Name:

Title:

STATE OF TENNESSEE

COUNTY OF DAVIDSON

Before me personally appeared                              with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged such person to be                                  of                                 , general partner of Ferrari Partners, L.P., a Georgia limited partnership, with within named bargainor, and that as such                                 , executed the foregoing instrument for the purpose therein contained, by personally signing the name of                                 , as general partner of Ferrari Partners, L.P..

Witness my hand and seal this      day of                     , 2007.

Notary Public

My commission expires:

I hereby swear or affirm that, to the best of affiant’s knowledge, information, belief, the actual consideration of this transfer or value of the property transferred, whichever is greater, is $                                 which amount is equal to or greater than the amount which the property transferred would command at a fair and voluntary sale.

Affiant

Subscribed and sworn to before me this      day of                     , 2007.

Notary Public

My commission expires:

EXHIBIT A

Legal Description

Document on file contains no information.

EXHIBIT B

Permitted Encumbrances

(a)

Document on file contains no information.

EXHIBIT 9.2.2

BILL OF SALE

BILL OF SALE

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged,                                                                                       , a                                                                       (the “Seller”), hereby conveys to                                                                                       , a                                                                   (the “Purchaser”), all of Seller’s right, title and interest in and to all furniture, personal property, machinery, apparatus and equipment, including but not limited to those certain items of personal property described on Exhibit A attached hereto and made a part hereof (the “Personal Property”) relating to certain real property known as                                                      ,                                 ,                             .

TO HAVE AND TO HOLD the Personal Property unto Purchaser and Purchaser’s heirs, legal representatives, successors and assigns forever.

And the said Seller, for itself, its successors and assigns, will warrant and forever defend the right and title to the above-described Personal Property unto the said Purchaser, its successors and assigns, against the lawful claims of all persons claiming by, through or under the Seller.

ALL WARRANTIES OF QUALITY OF FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY ARE EXPRESSLY EXCLUDED, THE PERSONAL PROPERTY SOLD HEREUNDER IS SOLD IN “AS IS” CONDITION WITHOUT ANY REPRESENTATION OR WARRANTY BY SELLER. IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of the                  day of                 ,             .

,
a

By:

a	, its

By:
Name:

Title:

EXHIBIT 9.2.3

ASSIGNMENT AND ASSUMPTION OF LEASES

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged,                                                                                       , a                                                           (the “Assignor”), hereby conveys, assigns and delegates to                                                                      , a                                                   (the “Assignee”), and Assignee hereby agrees to assume and accept the assignment and delegation of all of Assignor’s right, title and interest in and to, and obligations under all Leases in effect as of the date hereof, together with all deposits and escrows held as of the date hereof by Assignor thereunder, all as more fully described on Exhibit B attached hereto and made a part hereof; relating to the property known as                                                   and more particularly described on Exhibit A attached hereto.

Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees, originating or relating to the period prior to the date hereof and arising out of the Assignor’s obligations under such Leases. Assignee hereby agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees, originating or relating to the period on or after the date hereof and arising out of the Assignee’s obligations under such Leases.

If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such litigation, including, without limitation, reasonable attorneys’ fees.

This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of the              day of             ,             .

ASSIGNOR:

,
a

By:

a	, its

By:
Name:

Title:

ASSIGNEE:

,

a

By:

a	, its

By:
Name:

Title:

EXHIBIT 9.2.4

ASSIGNMENT AND ASSUMPTION

In consideration of One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,                                     , a                              (“Assignor”), hereby assigns and delegates to                                     , a                                      (the “Assignee”), with an office and place of business at                                     ,                                     , and Assignee hereby assumes and accepts the assignment and delegation of all of Assignor’s right, title and interest in and to the following:

(a) all right, title and interest of Assignor in and to all Service Contracts described on Exhibit B attached hereto and made a part hereof relating to certain real property known as                                               and located at                                              ,                                              , and legally described on Exhibit A, and Assignee hereby accepts such assignment;

(b) All interest of Seller in and to the name “330 Commerce Street” and all other tradenames, trademarks, servicemarks and logos used in connection with the ownership, operation and maintenance of the Property;

(c) All interest of Seller in and to the licenses, franchises, permits, authorizations and approvals used in or relating to the ownership, occupancy or operation of the Air Rights, Improvements and Personal Property (the “Permits”);

(d) All interest of Seller in and to the guaranties or warranties in favor of Seller, now or hereafter in effect, arising out of, or issued, whether express or implied, relating to the construction, operation and maintenance of the Improvements or Personal Property, or arising out of, made, given or issued, by manufacturers or suppliers, in conjunction with the improvements or the Personal Property (collectively, the “Warranties”);

(e) All of Seller’s right, title, interest, powers, privileges, benefits, and options of Seller or otherwise accruing to the owner of the land, allocable to the Property, including, but not limited to any development rights, floor area ratio allocations, lot coverage allocations, allocations of development density, zoning rights or other rights allocated to or attributable to the Property (the “Development Rights”).

TO HAVE AND TO HOLD the foregoing rights, interests and property described in paragraphs (a) through (e) above (collectively, the “Assigned Property”) unto the Assignee, its successors and assigns, forever.

If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such litigation including, without limitation, reasonable attorneys’ fees.

This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of the              day of             ,             .

ASSIGNOR:

,
a

By:	,

a	, its

By:
Name:

Title:

ASSIGNEE:

,

a

By:	,

a	, its

By:
Name:

Title:

EXHIBIT 9.2.6

AFFIDAVIT PURSUANT TO FOREIGN INVESTMENT

AND REAL PROPERTY TAX ACT

The undersigned hereby declares that the name, address and United States taxpayer identification number of the owner of the real property described in Exhibit A attached hereto and incorporated herein by reference is as follows:

Name and Address	Tax I.D. Number

There is no other person or entity who has an ownership interest in the property. The owner is                                                          , a                                                               organized and existing under the laws of the State of                                                      , and, as such, is not a foreign citizen or entity.

The Owner is [not] a disregarded entity as defined in Section 1.1445-2(b)(2)(III).

The undersigned understands that the purchaser of the property intends to rely on the foregoing representations in connection with the United States Foreign Investment and Real Property Act.

,
a

By:	,

a	,	its

Date:	By:

Name:

Title:

EXHIBIT 9.2.7

TENANT NOTICE LETTER

                            ,

Dear Tenant:

You will find attached hereto as Schedule 1 a Tenant Notice evidencing that as of                                 ,             ,                                                      , the current owner of the landlord’s interest under your lease, has sold the project in which you have a lease to a new owner,                                                       (“New Owner”), and that New Owner has received and is responsible for your security deposit under your lease.

Unless and until you are otherwise notified writing by New Owner, the address of New Owner for all purposes under your lease (including the payments of rentals, the recoupment of any security deposits, and the giving of any notices provided for in your lease) is:

SELLER:	,

a

By:	,

a	, its

By:
Name:

Title:

NEW OWNER:	,

a

By:	,

a	, its

By:
Name:

Title:

SCHEDULE 1 TO

TENANT NOTICE LETTER

RE:	Your Lease (the “Lease”) in	,

                     County,                                                   (the “Property”)

Dear Tenant: You are hereby notified that                                                                       (“Seller”), as owner of the Properly and the current owner of the landlord’s interest

In the Lease, has sold the Property to                                 ,                                      (“New Owner”), as of the date set forth in the letter to which this Tenant Notice is attached, and in connection with such sale, Seller has assigned and transferred its interest in the Lease and any and all security deposits thereunder or relating thereto to New Owner, and New Owner has assumed and agreed to perform all of the landlord’s obligations under the Lease (Including any obligations set forth in the Lease to repay or account for any security deposits thereunder from and after such date). Accordingly, (a) all your obligations under the Lease from and after the date of this Tenant Notice, including your obligation to pay rent, shall be performable to and for the benefit of New Owner, its successors and assigns, and (b) all the obligations of landlord under the Lease, including any obligations to repay or account for any security deposits thereunder, shall be the binding obligation of New Owner and its successors and assigns. The amount of the security deposit received by New Owner and being held by New Owner with respect to the Lease is $                        .